Exhibit 10.1

EXECUTION VERSION

Note: Certain identified information has been excluded from this exhibit because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Dated 6 October 2023

Amendment and Restatement Agreement

in respect of

(1) a Revolving Facility Agreement originally dated 1 October 2021 (and as amended pursuant to an amendment agreement dated 18 May 2022); and

(2) an Intercreditor Agreement dated 1 October 2021

between

Expro Group Holdings N.V.

as Parent

The companies listed herein

as Borrowers and/or Guarantors

DNB (UK) Limited

as Bookrunning Mandated Lead Arranger

DNB Bank ASA, London Branch

as Agent and as Security Agent

and others

White & Case LLP

5 Old Broad Street

London EC2N 1DW

(i)

This Agreement is dated 6 October 2023 and made between:

(1)	Expro Group Holdings N.V. (the “Parent”), a company incorporated and existing under the laws of the Netherlands with registered number 34241787;

(2)	The companies listed in Part 1 of Schedule 1 (The Parties) as borrowers (the “Borrowers”) (the “Borrower”);

(3)	The companies listed in Part 1 of Schedule 1 (The Parties) as guarantors (together with the Parent, the “Guarantors”);

(4)	DNB Bank ASA, London Branch (the “Agent” and “Senior Agent”) on behalf of itself and as agent on behalf of the other Finance Parties;

(5)	DNB Bank ASA, London Branch (the “Security Agent”);

(6)	The financial institutions listed in Part 2 of Schedule 1 (The Parties) as lenders (the “Lenders”); and

(7)	DNB Bank ASA, London Branch as fronting bank (the “Original Fronting Bank”);

(8)	DNB Bank ASA, London Branch as coordinator (the “Coordinator”);

(9)	DNB (UK) Limited as bookrunning mandated lead arranger (the “Bookrunning Mandated Lead Arranger”);

(10)	DNB (UK) Limited and HSBC UK Bank plc as bookrunners and mandated lead arrangers (the “Bookrunners and Mandated Lead Arrangers”);

(11)	The Royal Bank of Scotland plc and Wells Fargo Bank, National Association as mandated lead arrangers (the “Mandated Lead Arrangers”);

(12)	Royal Bank of Canada as arranger (the “Arranger”); and

(13)	HSBC UK Bank plc as ancillary lender (the “Ancillary Lender”).

Whereas:

(A)

Reference is made to the revolving facility agreement originally dated 1 October 2021 (the “Original Revolving Facility Agreement”) between, among others, the Parent, the Borrowers, the Guarantors, the Agent, DNB (UK) Limited as arranger, the Security Agent and the Lenders (as defined therein) as amended pursuant to an amendment agreement dated 18 May 2022, and as amended, restated, supplemented, varied or extended from time to time (the “Revolving Facility Agreement”).

(B)

Reference is made to the intercreditor agreement originally dated 1 October 2021 (the between, among others, the Parent, Exploration and Production Services (Holdings) Limited and Expro Holdings US Inc. as companies, the Senior Agent, the Senior Lenders (as named therein), the Security Agent and the Original Debtors (as defined therein) as amended, restated, supplemented, varied or extended from time to time (the “Intercreditor Agreement”).

(C)	The parties wish to amend and restate the Revolving Facility Agreement and the Intercreditor Agreement on the terms and subject to the conditions set out in this Agreement.

(D)

Pursuant to clause 27.4(a) (Effectiveness) of the Intercreditor Agreement, the Security Agent is authorised to effect, on behalf of any Senior Creditor, any amendment, waiver or consent permitted by clause 27 (Consents, Amendments and Override) of the Intercreditor Agreement; and having received the requisite consent for the amendments contemplated by this Agreement, the Security Agent is authorised and instructed to execute this Agreement on behalf of the Senior Creditors.

(E)	It is intended that this Agreement takes effect as a deed notwithstanding the fact that a party may only execute this Agreement under hand.

It is agreed as follows:

1.	Definitions and Interpretation

1.1	Interpretation

(a)	Save as defined in this Agreement, words and expressions defined in the Revolving Facility Agreement or the Intercreditor Agreement (as applicable) shall have the same meanings in this Agreement.

(b)

Clauses 1.2 (Construction) and 1.4 (Third Party Rights) of the Revolving Facility Agreement shall be deemed to be incorporated into this Agreement save that references in the Revolving Facility Agreement to “this Agreement” shall be construed as references to this Agreement.

1.2	Definitions

In this Agreement the following expressions shall have the following meanings:

“Amended and Restated Intercreditor Agreement” means the amended and restated Revolving Facility Agreement in the form set out in Schedule 5 (The Amended and Restated Intercreditor Agreement).

“Amended and Restated Revolving Facility Agreement” means the amended and restated Revolving Facility Agreement in the form set out in Schedule 4 (The Amended and Restated Revolving Facility Agreement).

“Arrangement Fee Letter” means the letter dated on or prior to the Effective Date between the Lenders and the Parent setting out the fee referred to in Clause 10 (Arrangement Fees).

“Effective Date” means the later of the date of this Agreement and the date on which the Agent confirms in writing to the Parent that it has received all of the documents and other evidence listed in Part 1 and Part 2 of Schedule 2 (Conditions Precedent), in each case, in form and substance satisfactory to it, or such later date agreed by the Parent and the Agent (acting on the instructions of all Lenders).

“Existing Incremental Facility” means the Incremental Facility established pursuant to an Incremental Facility Notice dated 21 July 2022 between Expro Group Holdings N.V. as Parent, DNB Bank ASA, London Branch as Agent and Security Agent, and HSBC UK Bank plc as Incremental Facility Lender (as defined therein).

“Hungarian Security Documents” means the Transaction Security Documents governed by the laws of Hungary and as listed in Part 3 of Schedule 2 (Conditions Precedent) of this Agreement.

“Norwegian Security Documents” means the Transaction Security Documents governed by the laws of Norway and as listed in Part 3 of Schedule 2 (Conditions Precedent) of this Agreement.

2.	Restatement of the Revolving Facility Agreement

2.1	Pursuant to the terms of the Revolving Facility Agreement, each Party consents to the amendments to the Revolving Facility Agreement contemplated by this Agreement.

2.2	With effect from the Effective Date, the Revolving Facility Agreement shall be amended and restated on the terms set out in the Amended and Restated Revolving Facility Agreement.

2.3

Each of the Obligors agrees and acknowledges that, save as amended and restated by this Agreement, the Revolving Facility Agreement and each Finance Document to which it is a party shall continue in full force and effect.

2.4

If the Effective Date shall not have occurred by 31 October 2023, this Agreement shall lapse and shall cease to have any effect other than Clause 11 (Costs and Expenses) which shall remain in full force and effect.

2.5	The Parent and the Agent designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of “Finance Document” in the Revolving Facility Agreement.

3.	Restatement of the Intercreditor Agreement

3.1	Pursuant to the terms of the Intercreditor Agreement, each of the Agent, the Lenders and the Security Agent consents to the amendments to the Intercreditor Agreement contemplated by this Agreement.

3.2	With effect from the Effective Date, the Intercreditor Agreement shall be amended and restated on the terms set out in the Amended and Restated Intercreditor Agreement.

3.3

Each of the Obligors agrees and acknowledges that, save as amended and restated by this Agreement, the Intercreditor Agreement and each Finance Document to which it is a party shall continue in full force and effect.

4.	Confirmations

4.1

Each of the Obligors confirms that the guarantee and indemnity contained in clause 23 (Guarantee and Indemnity) of the Revolving Facility Agreement and/or each Finance Document to which it is a party shall, after giving effect to the amendments effected by this Agreement (including any increase to the Commitments thereunder), on and after the Effective Date:

(a)

continue in full force and effect and extend to the liabilities and obligations of each of the Obligors under the Amended and Restated Revolving Facility Agreement and the other Finance Documents (as amended and restated from time to time); and

(b)	continue to constitute legal, valid and binding obligations of the Guarantors enforceable in accordance with their terms.

4.2

Each Obligor confirms that after giving effect to the amendments effected by this Agreement (including any increase to the Commitments thereunder), each of the security interests created under any Transaction Security Documents:

(a)

continue in full force and effect as security for the payment or discharge of all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the relevant Obligor to the Secured Parties under the Finance Documents (including, without limitation, the Amended and Restated Revolving Facility Agreement).

(b)	continue to constitute legal, valid and binding obligations of the relevant Obligors enforceable in accordance with their terms.

4.3

Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.	Representations and Warranties

5.1	Each Obligor jointly and severally, in each case, on the date of execution of this Agreement and the Effective Date:

(a)	makes the Repeating Representations as if references to “this Agreement” in those Repeating Representations were references to this Agreement;

(b)

represents and warrants that (i) its unaudited consolidated financial statements for the first and second Financial Quarter of 2023 included in the lender presentation titled “Expro $250m Refinancing Lender Information Pack” and forward guidance titled “Expro Group Holdings N.V. Q3 2023 – 2023-2026 Outlook (Bank Case)” provided on or prior to the date of this Agreement (the “Lender Presentation”) fairly presents in all material respects its consolidated financial condition as at the end of, and its consolidated results of operations for, the period to which they relate, and (ii) all other factual information contained in the Lender Presentation is true and accurate in all material respects, in each case as at the date of the Lender Presentation; and

(c)

represents and warrants that all forecasts and projections included in the Lender Presentation (i) were arrived at after careful consideration, (ii) were prepared in good faith on the basis of recent historical information, and (iii) were prepared on the basis of assumption which were reasonable on the date of the Lender Presentation.

6.	Conditions Subsequent

The Parent shall procure that within 30 days of the date of this Agreement, each relevant Obligor shall enter into security confirmation agreements and/or supplemental security agreements relating to the Hungarian Security Documents and the Norwegian Security Documents and deliver to the Agent all documents and other evidence set out in Part 3 of Schedule 2 (Conditions Precedent) of this Agreement.

7.	ESG Amendments

7.1

The Parent shall on or prior to the date falling six Months after the date of this Agreement, by written notice to the Agent, request to make certain amendments to the Amended and Restated Revolving Facility Agreement (including, without limitation, introducing key performance indicators, performance targets and adjustment mechanics in relation to the Margin, appointing a sustainability coordinator and a third-party verifier) (the “Proposed ESG Terms”). For the avoidance of doubt, the Parties contemplate that the Proposed ESG Terms shall include a minimum of three key performance indicators and related performance targets (howsoever described)).

7.2

Upon the Parent notifying the Agent pursuant to paragraph (a) above, the Parent, the Agent and all Lenders shall enter into negotiations, for a period not exceeding six Months from the date the notification was provided pursuant to paragraph (a) above, in good faith with a view to agreeing such Proposed ESG Terms and any other amendments as may be necessary to implement the Proposed ESG Terms.

7.3	Notwithstanding paragraph (b) above, any amendments or adjustment mechanics in relation to the Margin will require the consent of all Lenders.

7.4

No Party may refer to this Agreement as a sustainability-linked loan agreement in public communications until amendments to implement sustainability-linked measures satisfactory to the Parent and all Lenders have been made to the Amended and Restated Revolving Facility Agreement

8.	Reorganisation

8.1

The Parent intends to effect the solvent liquidation or reorganisation of Frank’s International LP B.V., a company incorporated and existing under the laws of the Netherlands with registered number 50802070 (the “Dutch Borrower”) pursuant to paragraph (d) of the definition of “Permitted Transaction” of the Amended and Restated Revolving Facility Agreement (the “Reorganisation”).

8.2

The Parent hereby confirms that any payments, shares or assets distributed as a result of the liquidation or reorganisation of the Dutch Borrower will be distributed to Obligors and if any share or other assets are subject to Transaction Security, substantially equivalent Security will be granted over such shares or assets of the recipient such that they form part of the Transaction Security.

8.3

The Parent hereby agrees that such Reorganisation shall only take place following the Agent’s acceptance of the resignation of the Dutch Borrower pursuant to clause 33.3 (Resignation of a Borrower) of the Amended and Restated Revolving Facility Agreement.

9.	Re-denomination

9.1

On the Effective Date, Exploration and Production Services (Holdings) Limited as Borrower shall repay the USD 50,000,000 Facility A Loan (such loan the “Maturing Loan”) and, on a simultaneous basis, the Lenders under Facility A shall make available to Exploration and Production Services (Holdings) Limited as Borrower a USD 50,000,000 Loan (with each Lender’s participation in such new Loan being equal to the proportion borne by its Available Commitments in Facility A (as amended and reallocated in accordance with clause 9.3 below) to the Total Facility A Commitments) with an Interest Period of one Month (such loan the “New Loan”). Such New Loan shall be treated as having been applied in repayment in full of the Maturing Loan.

9.2	On the Effective Date, the Borrower shall pay to the Agent (for the account of each Lender in their respective proportions immediately prior to the Effective Date):

(a)	all accrued Interest in relation to the Maturing Loan;

(b)	all unpaid commitment fees with regards to Facility A and Facility B;

(c)	all unpaid utilisations fees with regards to Facility A;

(d)	all unpaid Letter of Credit Fees with regards to Facility B; and

(e)	all unpaid fees and interest with regards to the HSBC Incremental Facility.

9.3

With effect from the Effective Date, the Commitments of the Lenders shall be reallocated as set out in Part 2 of Schedule 1 (The Lenders) and for the avoidance of doubt, each Lender’s L/C Proportion under Facility B shall be adjusted accordingly.

9.4

With effect from the Effective Date, the Existing Incremental Facility Commitments of HSBC UK Bank plc shall be deemed reallocated in accordance with clause 9.3 above. In accordance with clause 8 (Ancillary Facilities) of the Amended and Restated Revolving Facility Agreement, and with effect from the Effective Date, in replacement of the Existing Incremental Facility HSBC UK Bank plc shall make available a USD 20,000,000 Ancillary Facility utilising its Facility B Commitments (the “HSBC Ancillary Facility”).

9.5

Schedule 3 (HSBC Rolled Guarantees and L/Cs) contains a schedule of guarantees/letters of credit together with any other trade instrument issued by HSBC UK Bank plc as Incremental Facility Lender (as defined in the Existing Incremental Facility) under the Existing Incremental Facility and outstanding on the Effective Date but not listed here (the “HSBC Rolled Guarantees and L/Cs”). Subject to the terms of the Amended and Restated Revolving Facility Agreement and the terms of the HSBC Ancillary Facility, each of these HSBC Rolled Guarantees and L/Cs, to the extent outstanding on the Effective Date and without further action by the Parent, shall be:

(a)	continued as a guarantee/letter of credit or other trade instrument (as relevant) under the terms of the HSBC Ancillary Facility;

(b)	deemed to be a guarantee/letter of credit or other trade instrument (as relevant) for the purposes of the HSBC Ancillary Facility; and

(c)	subject to and governed by the terms and conditions of the HSBC Ancillary Facility.

All liabilities of the Borrowers with respect of such HSBC Rolled Guarantees and L/Cs shall constitute liabilities under the HSBC Ancillary Facility.

10.	Arrangement Fees

The Parent shall pay or shall procure payment to the Agent for the Lenders of an arrangement fee in the amount and at the times set out in the Arrangement Fee Letter.

11.	Costs and Expenses

The provisions of clause 23 (Costs and Expenses) of the Revolving Facility Agreement and clause 22.2 (Amendment Costs) of the Intercreditor Agreement shall apply to this Agreement as if it were expressly set out in this Agreement with the necessary changes being made and with each reference in the Revolving Facility Agreement or the Intercreditor Agreement (as applicable) to “this Agreement” being construed as references to this Agreement.

12.	Incorporation of Terms

The terms of clauses 37 (Notices), 39 (Partial Invalidity), 40 (Remedies and Waivers), 49 (Bail-In) and 50 (QFC) of the Revolving Facility Agreement and clauses 25 (Notices), 26.1 (Partial Invalidity) and 26.3 (Remedies and Waivers) of the Intercreditor Agreement shall be deemed to be incorporated into this Agreement save that references in the Revolving Facility Agreement or the Intercreditor Agreement (as applicable) to “this Agreement” shall be construed as references to this Agreement.

13.	Counterparts

This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

14.	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

15.	Enforcement

15.1	(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

15.2	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(a)

irrevocably appoints the Expro Holdings UK 2 Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document (and Expro Holdings UK 2 Limited by its execution of this Agreement, accepts that appointment); and

(b)	agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

15.3

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (on behalf of all the Obligors) must immediately (and in any event within ten days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Parent, the Borrowers and the Guarantors and is intended to be and is delivered by them as a deed on the date specified above.

Schedule 1

The Parties

Part 1 The Obligors

Name of Borrower	Registration number (or equivalent, if any) and Jurisdiction

Exploration and Production Services (Holdings) Limited	01461021, England & Wales

Expro Holdings US Inc.	4605061, Delaware, United States

Frank’s International LP B.V.	50802070, Netherlands

Name of Guarantor	Registration number (or equivalent, if any) and Jurisdiction

New Eagle Holdings Limited	MC-371142, Cayman Islands

New Eagle 2 Limited	OC-377521, Cayman Islands

Expro Gulf Limited	HE 15042, Cyprus

Expro US Finco LLC	5573515, Delaware, United States

Expro Holdings US Inc.	4605061, Delaware, United States

Expro US Holdings, LLC	3760286, Delaware, United States

Expro Americas, LLC	4373590, Delaware, United States

Blackhawk Group Holdings, LLC	5350507, Delaware, United States

Frank’s International GP, LLC	5516366, Delaware, United States

Frank’s International, LP	5559788, Delaware, United States

Exploration and Production Services (Holdings) Limited	01461021, England and Wales

Expro Holdings UK 2 Limited	06491951, England and Wales

Expro Holdings UK 3 Limited	06492082, England and Wales

Expro Holdings UK 4 Limited	06417368, England and Wales

Expro International Group Limited	02688814, England and Wales

Expro Resources Limited	06557795, England and Wales

Expro Benelux Limited	06530966, England and Wales

Expro Eurasia Limited	05043555, England and Wales

Expro North Sea Limited	01108011, England and Wales

Expro International Limited	6411, Guernsey

Frank’s International Hungary Kft	Cg. 13-09-196726, Hungary

Expro Group Holdings N.V.	34241787, Netherlands

Expro International B.V.	37070672, Netherlands

Expro Worldwide B.V.	34207328, Netherlands

Frank’s International LP B.V.	50802070, Netherlands

Frank’s International Partners B.V.	70213631, Netherlands

Frank’s International Management B.V.	50802275, Netherlands

Frank’s International C.V.	58482067, Netherlands

Expro Holdings Norway AS	991 954 023, Norway

Petrotech AS	978 612 024, Norway

Name of Guarantor	Registration number (or equivalent, if any) and Jurisdiction

Expro Norway AS	986 962 832, Norway

Expro Holdings Australia 1 Pty Ltd	34 132 095 517, State of Victoria, Commonwealth of Australia

Expro Holdings Australia 2 Pty Ltd	38 132 095 535, State of Victoria, Commonwealth of Australia

Expro Group Australia Pty Ltd	76 067 618 982, State of Western Australia, Commonwealth of Australia

Frank’s International, LLC	0801824624, Texas, United States

Expro LP B.V.	88306038, Netherlands

Expro US GP, LLC	7153536, Delaware, United States

Part 2 The Lenders

Name of Lender	Facility A Commitment (USD)	Facility B Commitment (USD)	Incremental Facility (USD)	Status (Non-Acceptab le L/C Lender: Yes/No)	Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable)
DNB (UK) Limited	40,000,000	20,000,000	-	No	N/A

JPMorgan Chase Bank, N.A., London Branch	20,000,000	10,000,000	-	No	N/A

Royal Bank of Canada	20,000,000	10,000,000	-	No	N/A

Wells Fargo Bank, National Association	23,333,333	11,666,667	-	No	N/A

HSBC UK Bank plc	40,000,000	20,000,000	-	No	N/A

The Royal Bank of Scotland plc	23,333,333	11,666,667	-	No	N/A

TOTAL	166,666,666	83,333,334	-

Schedule 2

Conditions Precedent

Part 1 Conditions Precedent

1.	Obligors

(a)

A copy (and, in relation to an Obligor incorporated in Cyprus, a Certified Copy, and in relation to an Obligor incorporated in the United States, certified charter documents) of the constitutional documents and corporate certificate, as applicable, of each Obligor (including in respect of each Obligor (i) incorporated under Netherlands law, the deed of incorporation (oprichtingsakte), the latest articles of association (statuten) and an original extract (uittreksel) from the Netherlands Commercial Register and (ii) incorporated in the United States, bylaws, operating agreements and limited partnership agreements or any equivalent document.

(b)	If required, a copy of a resolution of the board or, if applicable, a committee of the board of directors of each Obligor:

(i)

approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)	In the case of any Australian Obligor, an extract of minutes of a meeting of directors of that Australian Obligor:

(i)

acknowledging that the directors are acting for a proper purpose and that its entry into and the performance of each Finance Document (to which it is a party) is in its best interests, and for its commercial benefit and acknowledging that the relevant Australian Obligor was solvent at the time of deciding to commit to entering into each Finance Document (to which it is a party) and there are no grounds for suspecting that it will not continue to be solvent after entering into and performing its obligations under each Finance Document (to which it is a party);

(ii)

confirming that the execution of each Finance Document (to which it is a party) is for a proper purpose reasonably connected with the actual or potential business of the Australian Obligor, and in accordance with the Australian Obligor’s constitution; and

(iii)

confirming that its execution of the Finance Documents (to which it is a party) would not cause it or any other person to contravene Chapter 2E or Part 2J.3 of the Corporations Act (subject to the provision of financial assistance being approved by shareholders under section 260B of the Corporations Act and all other requirements under section 260B having been complied with).

(d)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to the Finance Documents and related documents.

(e)

If required, a copy (and, in relation to a Guarantor incorporated in the Cayman Islands, a Certified Copy) of a resolution signed by all the holders of the issued shares in each Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Guarantor is a party.

(f)

If applicable and necessary under local law a copy of a resolution of the board of directors of each corporate shareholder of each Guarantor approving the terms of the resolution referred to in paragraph (e) above.

(g)

A certificate of the Parent (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on any Obligor to be exceeded.

(h)

A certificate of an authorised signatory of the Parent and each Obligor certifying that each copy document relating to it specified in this part 1 of Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(i)	In respect of an Obligor incorporated in Cyprus:

(i)	a Certified Copy of the corporate register of such Obligor, including (A) register of members; (B) register of directors and secretaries; and (C) register of mortgages, charges and debentures;

(ii)	an original good standing certificate issued in respect of such Obligor, dated no earlier than fifteen days before the date of this Agreement;

(iii)	an original solvency (no winding-up) certificate issued in respect of such Obligor, dated no earlier than fifteen days before the date of this Agreement; and

(iv)	an original incumbency certificate issued by such Obligor on the date of this Agreement, in a form satisfactory to the Agent.

(j)	In respect of an Obligor incorporated in the Cayman Islands:

(i)	a Certified Copy of the statutory registers of such Obligor, including (A) register of members; (B) register of directors and officers; and (C) register of mortgages and charges;

(ii)

a solvency certificate (a) confirming that utilising or guaranteeing the Total Commitments would not be in breach of any limit binding on the Obligor and (b) certifying that each copy document to which it is a party specified in this Schedule is correct, complete and in full force and effect; and

(iii)	a certified copy of the good standing certificate issued in respect of such Obligor, dated no earlier than fifteen days before the date of this Agreement.

(k)

In respect of an Obligor incorporated in Guernsey, a certificate of an authorised signatory confirming that such Obligor is not insolvent and will not become insolvent within the meaning of section 527 of the Companies (Guernsey) Law, 2008 as amended as a result of it entering into the Finance Documents to which it is a party.

2.	Finance Documents

(a)	This Agreement executed by the members of the Group party to this Agreement.

(b)	The Fee Letters executed by the Obligors’ Agent.

(c)	The security confirmation or supplemental security relating to the Transaction Security Documents set out in Part 2 of this Schedule 2 (Conditions Precedent) executed by the Obligors party thereto.

(d)

A copy of all notices or documents required to be sent, given or executed under the Transaction Security Documents referred to in paragraph (c), (to the extent required not later than on the date of the applicable Transaction Security Document), executed by the relevant Obligors.

(e)

To the extent not already delivered, all share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Obligor in blank in relation to the shares subject to or expressed to be subject to the Transaction Security and other documents of title to be provided under the Transaction Security Documents referred to in paragraph (c) (to the extent required to be provided not later than the date of the applicable Transaction Security Document).

3.	Legal Opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Lenders and capable of being relied upon by any persons who become Lenders pursuant to the primary syndication of the Facilities:

(a)	A legal opinion of White & Case LLP, legal advisers to the Agent and the Lenders as to English law substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	A legal opinion of the following legal advisers to the Agent and the Lenders or the Parent or other relevant Obligor, as applicable:

(i)	Simpson Thacher & Bartlett LLP, as to New York law (capacity);

(ii)	White & Case LLP as to Australian law (capacity);

(iii)	Michael Kyprianou & Co. LLC as to Cyprus law (capacity);

(iv)	CareyOlsen(Guernsey)LLPastoGuernseylaw(capacityand enforceability);

(v)	Carey Olsen LLP as to Cayman Islands law (capacity and enforceability);

(vi)	NautaDutilh N.V. as to Dutch law (capacity and enforceability); and

(vii)	Simpson Thacher & Bartlett LLP, as to Texan law (capacity),

each substantially in the form distributed to the Lenders prior to signing this Agreement.

4.	Other Documents and Evidence

(a)

The certified copy of the Group Structure Chart which shows the Group as at the date of this Agreement, certifying that such Group Structure Chart is true, complete and accurate in all material respects as at the Effective Date;

(b)	Evidence of payment of all fees, costs and expenses then due from the Parent under this Agreement;

(c)	In respect of each Australian Obligor:

(i)	a certificate of a director of the Australian Obligor confirming:

(A)

the Australian Obligor is solvent for the purposes of section 95A of the Corporations Act and there are no grounds for suspecting that it will not continue to be so after executing and complying with its obligations under the Finance Documents to which it is (or will become) a party; and

(B)

the Australian Obligor is not prevented by Chapter 2E or Part 2J.3 of the Corporations Act from entering into and performing any of its obligations under the Finance Documents to which it is (or will become) a party;

(ii)

a search of the Australian Securities and Investments Commission company register and insolvency register in relation to the Australian Obligor in form and substance satisfactory to the Agent (acting reasonably);

(iii)	a search of the Australian PPSR in relation to the Australian Obligor in form and substance satisfactory to the Agent (acting reasonably); and

(iv)	copy of the share register of each Australian Obligor.

Part 2

Transaction Security Documents - Security Confirmations

1.	Cayman Islands law governed security confirmations relating to the following:

(a)

Cayman Islands law governed share charge relating to the shares of New Eagle Holdings Limited dated 1 October 2021 between Expro Group Holdings N.V. as chargor and the Security Agent as security agent;

(b)	Cayman Islands law governed share charge relating to the shares of New Eagle 2 Limited dated 1 October 2021 between, New Eagle Holdings Limited as chargor and the Security Agent as security agent;

(c)	Cayman Islands law governed deed of floating charge over all assets dated 1 October 2021 between New Eagle Holdings Limited as chargor and the Security Agent as security agent; and

(d)	Cayman Islands law governed deed of floating charge over all assets dated 1 October 2021 between New Eagle 2 Limited as chargor and the Security Agent as security agent.

2.

English law governed security confirmations relating to the following, provided that this condition will be satisfied upon the relevant Obligor’s entry into this Agreement pursuant to Clause 3 (Confirmations):

(a)

English law governed Debenture dated 1 October 2021 between, Expro Holdings UK 2 Limited, Expro Holdings UK 3 Limited, Expro Holdings UK 4 Limited, Expro International Group Limited, Exploration and Production Services (Holdings) Limited, Expro Benelux Limited, Expro Resources Limited, Expro Eurasia Limited and Expro North Sea Limited as Original Chargors, Expro International Limited as Guernsey Chargor, Expro Gulf Limited as Cypriot Chargor, Expro Worldwide B.V. as Dutch Chargor, New Eagle 2 Limited as Cayman Chargor and DNB Bank ASA, London Branch as Security Agent, which among other things, includes the following:

(i)	share pledge from New Eagle 2 Limited over its shares in Expro Holdings UK 2 Limited;

(ii)	share pledge from Expro Holdings UK 2 Limited over its shares in Expro Holdings UK 3 Limited;

(iii)	share pledge from Expro Holdings UK 3 Limited over its shares in Expro Holdings UK 4 Limited;

(iv)	share pledge from Expro Holdings UK 4 Limited over its shares in Expro International Group Ltd;

(v)	share pledge from Expro International Group Ltd over its shares in Exploration and Production Services (Holdings) Limited;

(vi)	bank account and receivables charge by Expro International Limited;

(vii)	bank account charge by Expro Gulf Limited; and

(viii)	bank account charge by Expro Worldwide B.V..

3.	New York law governed security confirmations relating to the following:

(a)

A New York law governed pledge and all asset security agreement dated 1 October 2021 between, Expro Americas, LLC, Expro Holdings UK 3 Limited, Expro Holdings UK 4 Limited, Expro Holdings US Inc., Expro US Finco LLC, Expro US Holdings, LLC, Expro Group Holdings N.V., Blackhawk Group Holdings, LLC, Frank’s International C.V., Frank’s International GP, LLC, Frank’s International, LP, Frank’s International, LLC and Frank’s International Hungary Kft as Grantors and DNB Bank ASA, London Branch as Security Agent, which, among other things, includes:

(i)	pledge from Expro Holdings UK 3 Limited over its membership interest in Expro US Finco LLC;

(ii)	share pledge from Expro Holdings UK 4 Limited over its shares in Expro Holdings US Inc.;

(iii)	pledge by Expro Group Holdings N.V. over its membership interest in Blackhawk Group Holdings, LLC;

(iv)	pledge by Frank’s International C.V. over its membership interest or partnership interest, respectively, in Frank’s International GP, LLC and Frank’s International, LP;

(v)	all asset security by Expro US Finco LLC;

(vi)	all asset security by Expro Holdings US Inc.;

(vii)	all asset security by Expro US Holdings, LLC;

(viii)	all asset security by Expro Americas, LLC;

(ix)	all asset security by Blackhawk Group Holdings, LLC;

(x)	all asset security by Frank’s International GP, LLC;

(xi)	all asset security by Frank’s International, LP; and

(xii)	all asset security by Frank’s International, LLC.

4.	Australian law governed security confirmation relating to:

(a)

An Australian law governed general security deed dated 1 October 2021 between Expro Holdings Australia 1 Pty Ltd, Expro Holdings Australia 2 Pty Ltd, Expro Group Australia Pty Ltd as grantors and the Security Agent as security agent; and

(b)

An Australian law governed specific security deed in relation to the shares of Expro Holdings Australia 1 Pty Ltd dated 1 October 2021 between Expro Holdings UK 4 Limited as grantor and the Security Agent as security agent.

5.	Guernsey law governed security confirmation relating to:

(a)

Guernsey law governed security interest agreement in relation to the shares of Expro International Limited dated 1 October 2021 between Exploration and Production Services (Holdings) Limited as obligor and the Security Agent as security agent.

6.	Cypriot law governed security confirmation relating to:

(a)	Cypriot law governed security confirmation relating to the Cypriot law governed bank account charge dated 1 October 2021 between, Expro Gulf Limited as chargor and the Security Agent as chargee.

7.

Dutch law governed security confirmations relating to the following provided that this condition will be satisfied upon the relevant Obligor’s entry into this Agreement pursuant to Clause 3 (Confirmations):

(a)

Dutch law governed deed of pledge of shares relating to the shares of Expro Worldwide B.V. dated 1 October 2021 between by Expro International B.V. as pledgor, Expro Worldwide B.V. as company, and the Security Agent as pledgee (Netherlands law);

(b)

Dutch law governed deed of pledge of shares relating to the shares of Frank’s International LP B.V. dated 1 October 2021, between Expro Group Holdings N.V. as pledgor, Frank’s International LP B.V. as company and the Security Agent as pledgee;

(c)

Dutch law governed deed of pledge of shares relating to the shares of Frank’s International Management B.V. dated 1 October 2021, between Frank’s International LP B.V. as pledgor, Frank’s International Management B.V. as company and the Security Agent as pledgee;

(d)	Dutch law governed deed of pledge of shares relating to the shares of Frank’s International Partners B.V. dated 1 October 2021 between, Expro Group Holdings

(e)

Dutch law governed deed of pledge of partnership interests relating to Frank’s International C.V., dated 1 October 2021 between, Frank’s International Management B.V., Frank’s International LP B.V. and Frank’s International Partners B.V. as pledgors, Frank’s International C.V. as partnership and the Security Agent as pledgee;

(f)

Dutch law governed security agreement over bank account receivables and intercompany receivables dated 1 October 2021 between Expro Group Holdings N.V., Expro International B.V., Expro Worldwide B.V., Frank’s International LP B.V., Frank’s International Partners B.V., Frank’s International Management B.V. and Frank’s International C.V. as pledgors and the Security Agent as pledgee;

(g)

Dutch law governed deed of pledge of shares relating to the capital of Expro LP B.V. dated 6 January 2023 between Expro Group Holdings N.V. as pledgor, Expro LP B.V. as company and the Security Agent as pledgee;

(h)

Dutch law governed deed of pledge over partnership interests dated 6 January 2023 between Expro US GP, LLC and Expro Holdings US, Inc. as pledgors and Frank's International C.V. as partnership and the Security Agent as pledgee; and

(i)	Dutch law governed security agreement over bank account receivables and intercompany receivables dated 6 January 2023 between Expro LP B.V. as pledgor and DNB Bank ASA, London Branch as pledgee.

Part 3

Transaction Security Documents – Conditions Subsequent

1.	Norwegian law governed security confirmation relating to:

(a)

Norwegian law governed share pledge agreement dated 1 October 2021 in relation to the shares of Expro Holdings Norway AS between Expro Holdings UK 4 Limited as pledgor and the Security Agent as pledgee;

(b)	Norwegian law governed share pledge agreement dated 1 October 2021 in relation to the shares of Petrotech AS between by Expro Holdings Norway AS as pledgor and the Security Agent as pledgee;

(c)	Norwegian law governed share pledge agreement dated 1 October 2021 in relation to the shares of Expro Norway AS between Petrotach AS as pledgor and the Security Agent as pledgee;

(d)

Norwegian law governed security agreement dated 1 October 2021 in relation to bank accounts, intra-group loans, trade receivables, inventory and operating assets between Expro Holdings Norway AS as pledgor and the Security Agent as pledgee;

(e)

Norwegian law governed security agreement dated 1 October 2021 in relation to bank accounts, intra-group loans, trade receivables, inventory and operating assets between Petrotech AS as pledgor and the Security agent as pledgee; and

(f)

Norwegian law governed security agreement dated 1 October 2021 in relation to bank accounts, intra-group loans, trade receivables, inventory and operating assets between Expro Norway AS as pledgor and the Security Agent as pledgee.

2.	Supplemental Transaction Security in relation to the following Hungarian law governed security:

(a)	Hungarian law governed bank accounts pledge agreement dated 1 October 2021 between Frank’s International Hungary Kft. as pledgor and the Security Agent as pledgee;

(b)	Hungarian law governed rights and receivables pledge agreement dated 1 October 2021 between Frank’s International Hungary Kft. as pledgor and the Security Agent as pledgee; and

(c)	Hungarian law all asset pledge agreement dated 1 October 2021 between by Frank’s International Hungary Kft. as pledgor and the Security Agent as pledgee.

3.

A copy of all notices or documents required to be sent, given or executed under the Transaction Security Documents referred to in paragraph 2 above, (to the extent required not later than on the date of the applicable Transaction Security Document), executed by the relevant Obligors.

4.

To the extent not already delivered, all share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Obligor in blank in relation to the shares subject to or expressed to be subject to the Transaction Security and other documents of title to be provided under the Transaction Security Documents referred to in paragraphs 2 above (to the extent required to be provided not later than the date of the applicable Transaction Security Document).

5.	A legal opinion of the following legal advisers to the Agent and the Lenders or the Parent or other relevant Obligor, as applicable:

(i)	DentonsRécziczaLawFirmastoHungarianlaw(capacity and enforceability); and

(ii)	AdvokatfirmaetSchjodtASastoNorwegianlaw(capacityand enforceability),

each substantially in the form distributed to the Lenders prior to signing this Agreement.

Schedule 3    HSBC Rolled Guarantees and L/Cs

Company	Reference Number	Amount	Currency	Beneficiary	Issue Date	Expiry Date
Exploration and Production Services (Holdings) Limited	PEBUK1006711	234,975.00	USD	PT BANK MANDIRI (PERSERO) TBK	24-Jul-2023	05-Sep-2024
Exploration and Production Services (Holdings) Limited	PEBUK1011806	5,992,800.00	USD	HSBC BANK MIDDLE EAST LTD	08-Aug-2023	15-Jan-2024
Exploration and Production Services (Holdings) Limited	PEBUK1013357	48,877.65	USD	HK+SHANGHAI BANKING CORPORATION LTD	06-Sep-2023	15-Jan-2027
Exploration and Production Services (Holdings) Limited	PEBUKA000504	588,647.00	USD	HSBC BANK MIDDLE EAST LTD	10-Aug-2023	29-Oct-2023
Exploration and Production Services (Holdings) Limited	PEBUK1008589	0.01	USD	MASHREQBANK PSC	31-Jul-2023	13-Nov-2023
Exploration and Production Services (Holdings) Limited	PEBRLO917619	19,620.00	USD	YAPI VE KREDI BANKASI AS	13-Jul-2022	28-Jul-2023
Exploration and Production Services (Holdings) Limited	TEBRLO502134	30,000.000	TND	ENTREPRISE TUNISIENNE D'ACTIVITES	21-Jun-2023	02-Oct-2023
Exploration and Production Services (Holdings) Limited	PEBRLO914227	367,902.00	USD	HSBC BANK MIDDLE EAST LTD	29-Oct-2020	30-Nov-2025
Exploration and Production Services (Holdings) Limited	TEBRLO919232	5,000.000	OMR	HSBC BANK MIDDLE EAST LTD	16-May-2023	-
Exploration and Production Services (Holdings) Limited	PEBRLO918246	400,000,000	OXF	BOLLORE TRANSPORT AND LOGISTICS	13-Oct-2022	31-Dec-2023
Exploration and Production Services (Holdings) Limited	PEBRLO918573	83,200.00	USD	PETROCHINA INTERNATIONAL IRAQ FZE	17-Nov-2022	30-Sep-2026
Exploration and Production Services (Holdings) Limited	PEBRLO914535	154,776.75	USD	HSBC AMANAH MALAYSIA BERHAD	13-Apr-2021	08-Jun-2024
Exploration and Production Services (Holdings) Limited	PEBRLO914222	1,400,000.00	USD	HSBC BANK MIDDLE EAST LTD	29-Oct-2020	31-Jan-2025
Exploration and Production Services (Holdings) Limited	DPCRMR641918	4,629,503.00	USD	EURO GAS SYSTEMS SRL	25-Jul-2023	31-Oct-2024

Schedule 4

The Amended and Restated Revolving Facility Agreement

[***]

Schedule 5

The Amended and Restated Intercreditor Agreement

[***]

Signatories

The Parent

Executed as a Deed By: EXPRO GROUP HOLDINGS N.V.	/s/ Lewis John Woodburn McAlister Signature of Director / Authorised Attorney

Lewis John Woodburn McAlister Name of the Director / Authorised Attorney

in the presence of

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

The Borrowers

Executed as a Deed By: Exploration and Production Services (Holdings) Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed for and on behalf of FRANK’S INTERNATIONAL LP B.V. by:	/s/ Jacobus Schouten Signature of Director / Authorised Signatory

Jacobus Schouten Name of the Director / Authorised Signatory

in the presence of

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed for and on behalf of EXPRO HOLDINGS US INC. by:	/s/ John McAlister Signature of Director / Authorised Signatory

/s/ John McAlister Name of the Director / Authorised Signatory

in the presence of

/s/ Josh Hancock

Signature of witness:

Name of witness: Josh Hancock

Address of witness: 1311 Broadfield, Suite 400, Houston,

TX 77084

Occupation of witness: Attorney

(Flock – Amendment and Restatement Agreement – Signature Page)

The Guarantors

Signed, Sealed and Delivered by:	)
)
John McAlister	)
as attorney for EXPRO GROUP	)
AUSTRALIA PTY LTD (ABN 76 067 618)
982) under power of attorney dated	)
14 September 2023)		/s/ John McAlister
	)	By executing this document the attorney
	)	states that the attorney has received no
	)	notice of revocation of the power of
	)	attorney
in the presence of:	)
)
)
/s/ Vaishali Munjyasara	)
Signature of witness	)
)
VAISHALI MUNJYASARA
Name of witness (block letters)

(Flock – Amendment and Restatement Agreement – Signature Page)

Signed, Sealed and Delivered by:	)
)
John McAlister	)
as attorney for EXPRO HOLDINGS	)
AUSTRALIA 1 PTY LTD (ABN 34 132 095)
517) under power of attorney dated	)	/s/ John McAlister
14 September 2023)		By executing this document the
	)	attorney states that the attorney has
	)	received no notice of revocation of the
	)	power of attorney
)
in the presence of:	)
)
/s/ Vaishali Munjyasara	)
Signature of witness	)
)
VAISHALI MUNJYASARA	)
Name of witness (block letters)

(Flock – Amendment and Restatement Agreement – Signature Page)

Signed, Sealed and Delivered by:	)
)
John McAlister	)
as attorney for EXPRO HOLDINGS	)
AUSTRALIA 2 PTY LTD (ABN 38 132 095)
535) under power of attorney dated	)
14 September 2023)		/s/ John McAlister
	)	By executing this document the
	)	attorney states that the attorney has
	)	received no notice of revocation of
	)	the power of attorney
in the presence of:	)
)
)
/s/ Vaishali Munjyasara	)
Signature of witness	)
)
VAISHALI MUNJYASARA
Name of witness (block letters)

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed and Delivered	)
as a Deed for and on behalf of	)
EXPRO GULF LIMITED	)
)
	)	/s/ Lewis John Woodburn McAlister
	)	By:
)
	)	Name: Lewis John Woodburn
in the presence of:	)	McAlister
)
/s/ Vaishali Munjyasara	)	Title: Authorised Signatory
Signature of witness	)
)
Vaishali Munjyasara	)
Name of witness	)
)
Reading, UK
Address of witness

Company Secretarial Assistant
Occupation of witness

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO HOLDINGS NORWAY AS	/s/ Lewis John Woodburn McAlister Signature of Authorised Signatory

Lewis John Woodburn McAlister Name of the Authorised Signatory

in the presence of:

/s/ Vaishali Munjyasara

Signature of witness:

Name of witness: Vaishali Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO NORWAY AS	/s/ Lewis John Woodburn McAlister Signature of Authorised Signatory

Lewis John Woodburn McAlister Name of the Authorised Signatory

in the presence of:

/s/ Vaishali Munjyasara

Signature of witness:

Name of witness: Vaishali Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: PETROTECH AS	/s/ Lewis John Woodburn McAlister Signature of Authorised Signatory

Lewis John Woodburn McAlister Name of the Authorised Signatory

in the presence of:

/s/ Vaishali Munjyasara

Signature of witness:

Name of witness: Vaishali Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Benelux Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorne~~y

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Eurasia Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorne~~y

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Holdings UK 2 Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorne~~y

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Holdings UK 3 Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Holdings UK 4 Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro International Group Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro North Sea Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Expro Resources Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: Exploration and Production Services (Holdings) Limited	/s/ Lewis John Woodburn McAlister Signature of Director / ~~Authorised Attorney~~

Lewis John Woodburn McAlister Name of the Director / ~~Authorised Attorney~~

in the presence of

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO AMERICAS, LLC	/s/ John McAlister Signature of Authorised Signatory

John McAlister Name of the Authorised Signatory

in the presence of:

/s/ Josh Hancock

Signature of witness:

Name of witness: Josh Hancock

Address of witness: 1311 Broadfield, Suite

400, Houston, TX 77084

Occupation of witness: Attorney

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO US FINCO LLC	/s/ Jordan La Raia Signature of Authorised Signatory

Jordan La Raia Name of the Authorised Signatory

in the presence of:

/s/ Daniele Barbosa Silva

Signature of witness:

Name of witness: Daniele Barbosa Silva

Address of witness: Av. Presidente Wilson,

231, RJ, Brazil

Occupation of witness: Attorney

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO US HOLDINGS, LLC By: Expro Holdings US Inc., its Sole Member	/s/ John McAlister Signature of Authorised Signatory

John McAlister Name of the Authorised Signatory

in the presence of:

/s/ Josh Hancock

Signature of witness:

Name of witness: Josh Hancock

Address of witness: 1311 Broadfield, Suite

400, Houston, TX 77084

Occupation of witness: Attorney

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: BLACKHAWK GROUP HOLDINGS, LLC	/s/ John McAlister Signature of Authorised Signatory

John McAlister Name of the Authorised Signatory

in the presence of:

/s/ Josh Hancock

Signature of witness:

Name of witness: Josh Hancock

Address of witness: 1311 Broadfield, Suite

400, Houston, TX 77084

Occupation of witness: Attorney

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL GP, LLC	/s/ Josh Hancock Signature of Authorised Signatory

Josh Hancock Name of the Authorised Signatory

in the presence of:

/s/ Richard Wilkes

Signature of witness:

Name of witness: Richard Wilkes

Address of witness: 1311 Broadfield Houston

TX 77084

Occupation of witness: Sr Designer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL, LP By: Frank’s International GP, LLC, its General Partner	/s/ Josh Hancock Signature of Authorised Signatory

Josh Hancock Name of the Authorised Signatory

in the presence of:

/s/ Richard Wilkes

Signature of witness:

Name of witness: Richard Wilkes

Address of witness: 1311 Broadfield Houston

TX 77084

Occupation of witness: Sr Designer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL, LLC	/s/ Jordan La Raia Signature of Authorised Signatory

Jordan La Raia Name of the Authorised Signatory

in the presence of:

/s/ Daniele Barbosa Silva

Signature of witness:

Name of witness: Daniele Barbosa Silva

Address of witness: Av. Presidente Wilson,

231, RJ, Brazil

Occupation of witness: Attorney:

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO US GP, LLC	/s/ Josh Hancock Signature of Authorised Signatory

Josh Hancock Name of the Authorised Signatory

in the presence of:

/s/ Richard Wilkes

Signature of witness:

Name of witness: Richard Wilkes

Address of witness: 1311 Broadfield Houston

TX 77084

Occupation of witness: Sr Designer:

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL HUNGARY KFT	/s/ Zita Tarjányi Signature of Authorised Signatory

Zita Tarjányi Name of the Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: NEW EAGLE HOLDINGS LIMITED	/s/ Lewis John Woodburn McAlister Signature of Authorised Signatory

Lewis John Woodburn McAlister Name of the Authorised Signatory

in the presence of:

/s/ Vaishali Munjyasara

Signature of witness:

Name of witness: Vaishali Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant:

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: NEW EAGLE 2 LIMITED	/s/ Lewis John Woodburn McAlister Signature of Authorised Signatory

Lewis John Woodburn McAlister Name of the Authorised Signatory

in the presence of:

/s/ Vaishali Munjyasara

Signature of witness:

Name of witness: Vaishali Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant:

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO INTERNATIONAL B.V.	/s/ Jacobus Schouten Signature of Director / Authorised Signatory

Jacobus Schouten Name of the Director / Authorised Signatory

in the presence of:

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer:

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO INTERNATIONAL LIMITED	/s/ John McAlister Signature of Director/Authorised Signatory

John McAlister Name of the Director/Authorised Signatory

in the presence of:

/s/ Sarah Eley

Signature of witness:

Name of witness: Sarah Eley

Address of witness: c/o Expro, 2nd Floor,

Davidson House, Forbury Square, Reading,

Berkshire, RG1 3EU

Occupation of witness: Chartered Company Secretary

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL LP B.V.	/s/ Jacobus Schouten Signature of Authorised Signatory

Jacobus Schouten Name of the Authorised Signatory

in the presence of:

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL PARTNERS B.V.	/s/ Jacobus Schouten Signature of Authorised Signatory

Jacobus Schouten Name of the Authorised Signatory

in the presence of:

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL MANAGEMENT B.V.	/s/ M. Duncan Signature of Authorised Signatory

M. Duncan Name of the Authorised Signatory

in the presence of:

/s/ K Philip

Signature of witness:

Name of witness: K Philip

Address of witness: Huygenstr. 8

Occupation of witness: WISR Supervisor

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: FRANK’S INTERNATIONAL C.V. By: Expro US GP, LLC, its General Partner	/s/ Josh Hancock Signature of Authorised Signatory

Josh Hancock Name of the Authorised Signatory

in the presence of:

/s/ Richard Wilkes

Signature of witness:

Name of witness: Richard Wilkes

Address of witness: 1311 Broadfield Houston

TX 77084

Occupation of witness: Sr Designer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO GROUP HOLDINGS N.V.	/s/ Lewis John Woodburn McAlister Signature of Director / Authorised Attorney

Lewis John Woodburn McAlister Name of the Director / Authorised Attorney

in the presence of:

/s/ Vaishali Ketan Munjyasara

Signature of witness:

Name of witness: Vaishali Ketan Munjyasara

Address of witness: Reading, UK

Occupation of witness: Company Secretarial

Assistant

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO LP B.V.	/s/ Jacobus Schouten Signature of Director / Authorised Attorney

/s/ Jacobus Schouten Name of the Director / Authorised Attorney

in the presence of:

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer

(Flock – Amendment and Restatement Agreement – Signature Page)

Executed as a Deed By: EXPRO WORLDWIDE B.V.	/s/ Jacobus Schouten Signature of Authorised Signatory

Jacobus Schouten Name of the Authorised Signatory

in the presence of:

/s/ Giti Navabi

Signature of witness:

Name of witness: Giti Navabi

Address of witness: J.J. Viottastraat 52, 1071

JT Amsterdam

Occupation of witness: Corporate lawyer

(Flock – Amendment and Restatement Agreement – Signature Page)

The Security Agent

DNB Bank ASA, London Branch	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

Address: 8th Floor, The Walbrook Building, 25

Walbrook, London EC4N 8AF

Tel: + 44 207 621 6040

Fax: + 44 207 283 6931

Email: cmoalondon@dnb.no

Attention: Kay Newman

(Flock – Amendment and Restatement Agreement – Signature Page)

The Agent and Senior Agent

DNB Bank ASA, London Branch	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

The Original Fronting Bank

DNB Bank ASA, London Branch	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

The Coordinator

DNB Bank ASA, London Branch	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

The Bookrunning Mandated Lead Arranger

DNB (UK) Limited	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

The Bookrunners and Mandated Lead Arrangers

DNB (UK) Limited as Bookrunner and Mandated Lead Arranger	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

HSBC UK Bank plc as Bookrunner and Mandated Lead Arranger	/s/ Stephanie Watson By: Stephanie Watson

(Flock – Amendment and Restatement Agreement – Signature Page)

The Mandated Lead Arrangers

The Royal Bank of Scotland plc as Mandated Lead Arranger	/s/ David Amos By: David Amos Director

(Flock – Amendment and Restatement Agreement – Signature Page)

Wells Fargo Bank, National Association as Mandated Lead Arranger	/s/ Justyn Thomas By: Justyn Thomas Vice President

(Flock – Amendment and Restatement Agreement – Signature Page)

The Arranger

Royal Bank of Canada	/s/ Jon Harrison By: Jon Harrison Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

The Lenders

DNB (UK) Limited as Lender	/s/ Kay Newman By: Kay Newman, Authorised Signatory

/s/ Gemma Darney By: Gemma Darney, Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

JPMorgan Chase Bank, N.A., London Branch as Lender	/s/ Benjamin J MacDonald By: Benjamin J MacDonald Executive Director

(Flock – Amendment and Restatement Agreement – Signature Page)

Royal Bank of Canada as Lender	/s/ Jon Harrison By: Jon Harrison Authorised Signatory

(Flock – Amendment and Restatement Agreement – Signature Page)

Wells Fargo Bank, National Association as Lender	/s/ Justyn Thomas By: Justyn Thomas Vice President

(Flock – Amendment and Restatement Agreement – Signature Page)

HSBC UK Bank plc as Lender	/s/ Stephanie Watson By: Stephanie Watson

(Flock – Amendment and Restatement Agreement – Signature Page)

The Royal Bank of Scotland plc as Lender	/s/ David Amos By: David Amos Director

(Flock – Amendment and Restatement Agreement – Signature Page)

The Ancillary Lender

HSBC UK Bank plc as Lender	/s/ Stephanie Watson By: Stephanie Watson

(Flock – Amendment and Restatement Agreement – Signature Page)